SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 19, 2011
Date of report (Date of earliest event reported)

VERDANT AUTOMOTIVE CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-53343 26-2809270	26-3773798
(Commission File Number)	(IRS EIN)

12223 Highland Avenue, Suite 106-542, Rancho Cucamonga, California 91739
(Address of principal executive offices)

(951) 375-2725
 (Registrant’s telephone number)

WINWHEEL BULLION, INC.
4695 MacArthur Court, 11th Floor, Newport Beach, California 92660
 (Former name and former address.)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 19, 2011, Registrant amended its Articles of Incorporation to reflect a name change from “Winwheel Bullion, Inc.,” to “Verdant Automotive Corporation.”  Registrant is currently in the process of finalizing the name change in the marketplace by notifying FINRA of the name change, obtaining a new trading symbol and obtaining a new CUSIP number with Standard and Poor’s.  Registrant will supplement this filing with a subsequent 8-K submission once those matters have been completed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDANT AUTOMOTIVE CORPORATION (Registrant)

Dated: May 23, 2011	By:	/s/ Dan Elliott
Dan Elliott
Chief Executive Officer